EXHIBIT 10.54

                                      LEASE

     THIS LEASE AGREEMENT (Lease) made this 4th day of March 1996 by and between Executive Park Partnership, qualified to transact business in Arkansas with an office at 300 Executive Park Building, 320 Executive Court, Little Rock, Arkansas 72205, hereinafter referred to as "LESSOR" and Pharmacy Associates, Inc. hereinafter referred to as "LESSEE".

                                   WITNESSETH:

     1. OFFICE SPACE AND TERM. Lessor, in consideration of the rentals hereinafter to be paid and of the covenants, conditions and agreements to be kept and performed by Lessee, hereby leases, lets and demises to the Lessee, and Lessee hereby leases and hires from Lessor that certain space, hereinafter called the "Office Space" (Office Space) in Executive Park Building, hereinafter called the "Building" (Building) located at 320 Executive Court, Little Rock, Arkansas, which Office Space consists of approximately 6240 rentable square feet of area, as outlined in green on attached Exhibits "A, A-1 and A-2".

     TO HAVE AND TO HOLD the Office Space for a term of three (3) years, commencing on the 1st day of May, 1996 and ending at midnight on the 30th day of April, 1999. If Lessor, for any reason whatsoever, cannot deliver possession of the Office Space to Lessee on or before May 1st, 1996 this Lease shall not be void, or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom; but in that event, there shall be an abatement of rent covering the period between May 1st, 1996 and the time when Lessor can deliver possession. The date specified above for the commencement of the term, or, if the Lessor cannot deliver possession on such date as aforesaid, then the date when Lessor can deliver possession is hereinafter referred to as the "Commencement Date" (Commencement Date). The ending date of this Lease shall be extended for an identical period of time to that period of time that transpired between the May 1st, 1996 and the date Lessor delivered possession, it being the parties' intent that this Lease has a complete term of three (3) years. By occupying the Office Space, Lessee shall be conclusively deemed to have accepted the same as complying fully with Lessor's covenants and obligations.

     2. RENT. Lessee covenants and agrees to pay to Lessor as fixed annual rental without deductions, set off, prior notice or demand, the sum of Eighty thousand nine hundred ninety and 20/100 dollars ($80,990.20) payable in equal monthly installments of Six thousand, seven hundred forty-nine and 18/100 dollars ($6,749.18) hereinafter called "The Rental" or "The Rent" on or before the first (1st) day of the first full calendar month of the term hereof and on or before the first (1st) day of each and every successive calendar month thereafter during the full term of the Lease, subject to the adjustments as provided hereinafter. In the event the Commencement Date occurs on a day other than the first day of a calendar month, the first Rental payment shall be in the amount of Rental for one (1) full calendar month plus the prorated Rental for the calendar month in which the term of this Lease commences. Rental and all other sums payable by Lessee to Lessor under this Lease shall be paid to Lessor, without deduction offset, at its management office presently located at Terry Moore & Associates, Inc., 320 Executive Court, Suite 300, Little Rock, Arkansas 72205 or at such other place as Lessor may hereinafter specify in writing.

     Whenever under the term of this Lease any sum of money is required to be paid by Lessee in addition to the Rental herein reserved, whether or not such sum is herein described as "Additional Rent" or provision is made for the collection of said sum as "Additional Rent," said sum shall nevertheless, at Lessor's option, if not paid when due, be deemed Additional Rent, and shall be collectible as such with the first installment of Rent thereafter falling due hereunder.

     LATE CHARGE. Lessee agrees that a late charge equal to the lower of: (i) five percent (5%) per month of the fixed monthly rental; or (ii) such maximum percentage as allowed by Arkansas law, will be added to the fixed monthly rent if payment thereof is not received by Lessor on or before the 10th day of each month. Checks returned for any reason shall be considered nonpayment of rent and late charge shall apply.

     3. ADJUSTMENT OF FIXED ANNUAL RENT. The fixed annual rental and the monthly installments provided herein above shall be increased annually, effective and annually thereafter by an amount equal to four (4) percent (%) of the rental in effect for the immediate proceeding year.

     4. USE OF OFFICE SPACE. The Office Space shall be used by Lessee as a business or professional office to include sales, service, demonstration and storage and for no other purposes without the prior written consent of Lessor. Lessee will not use the Office Space for the purpose of the retail sales of merchandise. Lessee shall not do or permit to be done in or about the Office Space, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by any standard form of fire insurance policy or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Lessee shall not do or permit anything to be done in or about the Office Space which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them or use or allow the Office Space to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain, or permit any nuisance in, on, or about the Office Space or commit or suffer to be committed any waste in, on, or about the Office Space.

     5. ASSIGNMENT AND SUBLETTING. Lessee shall not assign the right of occupancy under this Lease or any other interest therein, or sublet the Office Space, or any portion thereof, without the prior written consent of Lessor, which the parties agree may be withheld for any reason whatsoever. Lessee absolutely shall have no right of assignment or subletting if it is or has been in default of this Lease. Notwithstanding any assignment of the Lease, or the subletting of the Office Space, or any portion thereof, Lessee shall continue to be liable for the performance of the terms, conditions and covenants of this Lease, including, but not Limited to, the payment of Rent. Consent by Lessor to one or more assignments or sublettings shall not operate as a waiver of Lessor's rights as to any subsequent assignments and sublettings. Lessor shall have the sole option, which shall be exercised by providing Lessee with written notice, of terminating Lessee's rights and obligations under this Lease in the event Lessee assigns or sublets the premises without the prior written consent of Lessor. Should Lessor permit any assignment or subletting by Lessee and should the monies received as a result of such assignment or subletting (when compared to the monies still payable by Lessee to Lessor) be greater than would have been received hereunder had not Lessor permitted such assignment or subletting, the excess shall be payable by Lessee to Lessor, it being the parties' intention that Lessor, and not Lessee, shall be the party to receive any profit from any assignment or subletting. If there are one or more assignments or sublettings by Lessee to which Lessor consents, the parties understand and agree, anything to the contrary notwithstanding, that any and all options to lease additional space in the Building to be exercised subsequent to the date of such assignment or subletting are absolutely waived and terminated at Lessor's sole option. The provisions of Item 23 shall be deemed amended to provide the correct names and addresses of the assignee or sublessee.

     6. ACCESS TO PREMISES. Lessor or its authorized agent or agents shall have the right to enter upon the Office Space at all reasonable times for the purposes of inspecting the same, preventing waste, and making such repairs as Lessor may consider necessary (but without any obligation to do so except as expressly provided for herein), and showing the Office Space to prospective tenants. If, during the last month of the term, Lessee shall have removed all or substantially all of Lessee's property therefrom, Lessor may immediately enter and alter, renovate and. redecorate the Office Space without elimination or abatement of Rent or incurring liability to the Lessee for any such compensation or offsets on Rent and charges owed and such acts shall have no effect upon this Lease.

     7. SERVICES. Lessor shall, at Lessor's expense, provide (i) elevator service, (ii) lighting (iii) toilet room supplies, (iv) daily janitor service during the time and in the manner that such janitor service is customarily furnished in similar office buildings in the city in which the Building is located, (v) water, (vi) sewage, and (vii) heating and air conditioning service to the leased premises. Lessor shall not be liable for any damages directly or indirectly resulting from, nor shall any Rental herein set forth be abated by reason of (1) installation, use, or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or (2) failure to furnish, or delay in furnishing, any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Lessor or by the making of necessary repairs or improvements to the Office Space or to the Building. The temporary failure to furnish any such services shall not be construed as an eviction of Lessee or relieve Lessor from the duty of observing and performing any of the provisions of this lease.

     8. NO LEASEHOLD IMPROVEMENTS. The space herein described is rented "AS IS," without any additional services to be rendered by Lessor, other than those services described in Item 7. If Lessor is to additionally alter, remodel, improve, or do any physical act or thing to the space as presently constituted, same shall be at the sole expense of Lessee and shall be effected only ba a "Work Order" signed by the parties, the monies due Lessor from Lessee fro which shall be deemed "Additional Rental" hereunder. In absence of a "Work Order" signed by the parties, Lessor is under no obligation to make any such alternation, remodeling or improvement or do any physical act or thign to the space.

     Any and all extraordinary expenses and costs of any nature whatsoever attributable to the installation, maintenance and/or removal of telephone equipment, computer equipment and the like shall be borne solely be Lessee and may be deemed by Lessor to be "Additional Rental" hereunder.

     9. REPAIRS AND MAINTENANCE. Lessor will, at its own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage to the Building corridors, lobby, structural members of the Building, and equipment used to provide the services referred to in Item 7, unless any such damage is caused by acts or omissions of Lessee, its agents, customers, employees, or invitees, in which event Lessee will bear the cost of such repairs. Lessee will not injure the Office Space or the Building but will maintain the Office Space in a clean, attractive condition and in good repair, except as to damage to be repaired by Lessor as provided above. Upon termination of the Lease, Lessee will surrender and deliver up the Office Space to Lessor in the same condition in which it existed at the commencement of the Lease, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Lessee. This Item 9 shall not apply in the case of damage or destruction by fire or other casualty which is covered by insurance maintenance by Lessor on the Building (as to which Item 12 hereof shall apply) or damage resulting from an eminent domain taking (as to which Item 14 hereof shall apply).

     10. ALTERATIONS AND IMPROVEMENTS. Lessee shall make no alterations, additions or improvements to the Office Space without prior written approval of Lessor. Such approval shall not be unreasonably withheld in the case of alterations, additions or improvements to the interior of the Office Space, if such alterations, additions or improvements are normal for office use, do not adversely affect utility of the Office Space for future tenants, do not alter the exterior of the Building, are not of a structural nature and are accompanied by prepayment or bond provisions or waivers by the contractor in form satisfactory to Lessor sufficient to protect the Building from claims of lien of any sort; otherwise, such approval may be withheld for any reason whatsoever. Lessee shall conduct its work in such a manner as to maintain harmonious labor relations and is not to interfere with the operation of the Building and shall, prior to the commencement of the work, submit to Lessor copies of all necessary permits. Lessor reserves the right to have final approval of the contractors hired by Lessee. All alterations, additions and improvements, whether temporary or permanent in character, made in or upon the Office Space, either by Lessor or Lessee, shall be Lessor's property and at the end of the term hereof shall remain in or upon the Office Space without compensation. If, however, Lessor shall request in writing, Lessee will, prior to termination of this Lease, remove any and all alterations, additions and improvements placed or installed by Lessee in the Office Space and will repair any damage caused by such removal. All of Lessee's furniture, movable trade fixtures and equipment not attached to the Building may be removed by Lessee at the termination of this Lease, if Lessee so elects, and shall be so removed, if required by Lessor, and if not removed, shall at the option of Lessor, become the property of Lessor.

     11. INDEMNITY. Lessor shall not be liable for and Lessee will indemnify and save Lessor harmless of and from all fines, suits, claims, demands, losses and actions (including attorneys' fees) for any injury to person or damage to or loss of property on or about the Office Space caused by the negligence or misconduct or breach of this Lease by Lessee, its employees, sub-tenants, invitees or by any other person entering the Office Space or the Building under express or implied invitation of Lessee, or arising out of Lessee's use of the Office Space. Lessor shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Building or any other matter beyond control of Lessor, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or arise through failure to make repairs, or arise from any cause whatever except Lessor's gross negligence. Lessee shall, at all times during the term of this Lease, maintain and pay for a policy of public liability insurance in an amount of not less than $500,000.00. Certificates evidencing such insurance shall be furnished Lessor upon Lessee's occupancy of the Office Space.

     12. DAMAGE BY FIRE OR THE ELEMENTS. In the event that the Building should be totally destroyed by fire, tornado or other casualty or in the event the Office Space or Building should be so damaged that, in the opinion of the Lessor, rebuilding or repairs cannot be completed within ninety (90) days after the date of such damage, either Lessor or Lessee may at its option, by written notice to the other given not more that thirty (30) days after the date of such fire or other casualty, terminate this lease. In the event the Building or the Office Space should be damaged by fire, tornado, or other casualty covered by Lessor's insurance but only to such extent that rebuilding or repairs can be completed within ninety (90) days after the date of such damage, or if the damage should be more serious but neither Lessor nor Lessee needs to terminate this Lease, then Lessor shall within thirty (30) days after the date of such damage commence to rebuild or repair the Building and/or the Office Space and shall proceed with reasonable diligence to restore the Building and/or the Office Space to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Lessor shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by Lessee or other tenants within the Building or Office Space. Lessor shall, unless such damage is the result of the negligence or willful misconduct of Lessee or Lessee's employees or invitees, shall abate Lessee's rent obligation in its entirety of Rent during the time that the Office Space is unfit for occupancy. In the event any mortgagee, under a deed of trust, security agreement or mortgage on the Building, should require that the insurance proceeds be used to retire the mortgage debt, Lessor shall have no obligation to rebuild and this Lease shall terminate upon notice to Lessee. Any insurance which may be carried by Lessor or Lessee against loss or damage to the Building or to the Office Space shall be for the sole benefit of the party carrying such insurance and under its sole control.

     13. BUILDING RULES AND REGULATIONS. Lessee shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease as Exhibit "C" and all reasonable modifications of and additions thereto from time to time put into effect by Lessor. Lessor shall not be responsible to Lessee for the non-performance of any of said Rules and Regulations by any other tenants or occupant of the Building.

     14. EMINENT DOMAIN. If the whole or a portion of the Building shall be taken for any public or quasi-public use under any statute or by right of eminent domain or private purchase in lieu thereof, then at Lessor's or Lessee's option, but not otherwise, the term hereby demised and all rights of Lessee hereunder shall immediately cease and terminate and the Rental shall be adjusted as of the date of such termination. Lessee shall be entitled to no part of the award made for such condemnation (or other taking) or the purchase price thereof made to Lessor. However, nothing herein shall prevent Lessee from maintaining a separate action for, or securing a separate award for, the loss of its leasehold estate or other costs in addition to its leasehold estate if same is permitted by Arkansas law.

     15. SIGNS AND ADVERTISING. Lessee shall not permit the painting or display of any signs, placard, lettering, or advertising material of any kind on or near the exterior of the Office Space or the Building, without the prior written approval of Lessor.

     16. DEFAULT. Lessor, at its election, and without any additional notice to Lessee other than that which is required below, may exercise any one or more of the options referred to below upon the happening or at any time after the happening of any one or more of the following events, to-wit:

          (a) Lessee's failure to pay the Rental, Additional Rental, or any other sums payable hereunder for a period of fifteen (15) business days after written notice by Lessor;

          (b) Lessee's failure to observe, keep or perform any of the other terms, covenants, agreements or conditions of this Lease or in the Building Rules and Regulations for a period of ten (10) business days after written notice by lessor;

          (c) The bankruptcy of Lessee;

          (d) Lessee making an assignment for the benefit of creditors;

          (e) A receiver or trustee being appointed for Lessee or a substantial, portion of Lessee's assets;

          (f) Lessee's voluntary petitioning for relief under, or otherwise seeking the benefit of, any bankruptcy, reorganization, arrangement or insolvency law;

          (g) Lessee's vacating or abandoning the Office Space or attempting to mortgage or pledge its interest hereunder;

          (h) Lessee's interest under this Lease being sold under execution or other legal process;

          (i) Lessee's interest under this Lease being assigned by attempted subletting or by operation of law;

          (j) Any of the goods or chattels of Lessee used in or incident to the operation of Lessee's business in the Office Space being seized, sequestered, or impounded by virtue of, or under authority of, any legal proceeding.

     In the event of any of the foregoing happenings, the Lessor, at its election, may exercise any one or more of the following options, the exercise of which shall not be deemed to preclude the exercise of any others herein listed or otherwise provided by statute or general laws at the same time or in subsequent times or action:

          (1) Terminate Lessee's right to possession under the Lease and reenter and retake possession of the Office Space and relet or attempt to relet the Office Space on behalf of Lessee at such Rent and under such terms and conditions as Lessor may deem best under the circumstances for the purpose of reducing Lessee's liability. Lessor shall not be deemed to have thereby accepted a surrender of the Office Space, and Lessee shall remain liable for all Rental, Additional Rental, or other sums due under this Lease and for all damages suffered by Lessor because of Lessee's breach of any of the covenants of the Lease.

          (2) Declare this Lease to be terminated, ended and null and void, and reenter upon and take possession of the Office Space whereupon all right, title and interest of the Lessee in the Office Space shall end.

          (3) Accelerate and declare the entire remaining unpaid Rental and Additional Rental for the balance of this Lease to be immediately due and payable forthwith, and may, at once, take legal action to recover and collect the same. Landlord must also attempt to mitigate damages prior to exercising this acceleration. Balance due shall be the net present value discounted at 12 percent of remaining net obligations. Tenant must also be allocated a reasonable time to cure such default (see par. 16-A).

     No reentry or retaking possession of the Office Space by Lessor shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Lessee. Nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Lessor hereunder of any damages accruing to Lessor by reason of the violation of any of the terms, provisions and covenants herein contained. Lessor's acceptance of Rent or Additional Rent following any event of default hereunder shall not be construed as Lessor's waiver of such event of default. No forbearance by Lessor of action upon any violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. Legal actions to recover for loss or damage that Lessor may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Lessor following repossession.

     The parties hereto shall, and they hereby do, waive trial by Jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Office Space and/or Building, and/or claim or injury or damage. In the event Lessor commences any proceedings for nonpayment of rent (of any nature whatsoever) or additional monies due Lessor from Lessee under this Lease, the parties hereto agree that any and all suits for any and every breach of this Lease shall be instituted and maintained only in those courts of competent jurisdiction in City and State in which the Building is located.

     Time is of the essence in this Lease; and in case Lessee shall fail to perform the covenants on its part to be performed at the time fixed for the performance of such respective covenants by the provisions of this Lease, Lessor may declare Lessee to be in default of such lease.

     17. ATTORNEY'S FEES. In the event it shall become necessary for Lessor at any time to institute any legal action or proceedings of any nature for the enforcement of this Lease, or any of the provisions hereof, or to employ an attorney therefore, Lessee agrees to pay all court costs and attorney's fees incurred by Lessor.

     18. LANDLORD'S LIEN. In addition to the statutory Landlord's Lien, Lessor shall have at all times a valid security interest to secure payment of all Rentals, Additional Rental and other sums of money becoming due hereunder from Lessee, and to secure payment of any damages or loss which Lessor may suffer by reason of the breach by Lessee of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Lessee presently or which may hereinafter be situated in the Office Space, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Lessor until all arrearages in Rent, as well as any and all other sums of money then due to Lessor hereunder, shall first have been paid and discharged and all of the covenants, agreements, and conditions hereof have been fully complied with and performed by Lessee. In consideration of this Lease, upon the occurrence of an event of default by Lessee, Lessor may, in addition to any other remedies provided herein, enter upon the Office Space and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Lessee situated on or in the Office Space, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Lessor or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Lessee reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Item 23 of this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses) shall be applied as a credit against the indebtedness secured by the security interest granted in this Item 18. Any surplus shall be paid to Lessee or as otherwise required by law; and Lessee shall pay any deficiencies forthwith. Upon request by Lessor, Lessee agrees to execute and deliver to Lessor a financing statement in form sufficient to perfect the security interest of Lessor in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State in which the Building is located. The statutory lien for Rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

     19. SUBORDINATION. In consideration of the execution of this Lease by Lessor, Lessee accepts this Lease subject to any deeds of trust, master leases, security interest or mortgages which might now or hereafter constitute a lien upon the Building or improvements therein or on the Office Space and to zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the property. Although no instrument or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee shall, nevertheless, for the purposes of confirmation, at any time hereafter, on demand, in the form(s) prescribed by Lessor, execute any instrument, estoppel certificates, releases or other documents that may be requested or required by any holder of any superior interest for the purposes of subjecting and subordinating this Lease to the lien of any such deed of trust, master lease, security interest, mortgage, or superior interest. Lessee hereby appoints Lessor attorney in fact, irrevocably, to execute and deliver any such instrument or document for Lessee should Lessee fail or refuse to do so. However, any party who becomes an owner of this building by virtue of having been a mortgagee should be required to recognize Lessee's rights hereunder.

     20. QUIET ENJOYMENT. Provided Lessee has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of Rental and all other sums due hereunder, Lessee shall peaceably and quietly hold and enjoy the Office Space against Lessor and all persons claiming by, through or under Lessor, for the term herein described, subject to the provisions and conditions of this Lease, except as in Item 19 above.

     21. SECURITY DEPOSIT. Waived.

     22. MECHANICS' LIENS. Lessee is prohibited from, and agrees not to make alterations in the premises, and Lessee will not permit any mechanics' lien or liens to be placed upon the Office Space or the Building or the Building or improvements thereon during the term hereof caused by or resulting from any work performed, materials furnished or obligations incurred by or at the request of Lessee, and in the case of the filing of any such lien Lessee will promptly pay same. If default in payment thereof shall continue for ten (10) days after written notice thereof from Lessor to Lessee, Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of a bill therefore, together with interest per annum at the maximum rate permitted by law until repaid, and if not so paid within ten (10) business days of the rendition of such bill shall constitute default under Item 16 hereof.

     23. NOTICES. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered or given when (a) actually received or
(b) signed for or "refused" as indicated on the postal service return receipt. Delivery may be by personal delivery or by United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they may hereafter specify by written notice delivered in accordance herewith:

         LESSOR:  EXECUTIVE PARK PARTNERSHIP
                           320 EXECUTIVE COURT
                           LITTLE ROCK, AR 72205

         LESSEE:  PHARMACY ASSOCIATES, INC.
                           201 EXECUTIVE COURT
                           LITTLE ROCK, AR 72205

     24. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Lessor, Lessor shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, theft, fire, public enemy, injunction, insurrection, court order, requisition of other governmental body or authority, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Lessor.

     25. SEPARABILITY. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

     26. HOLDING OVER. The failure of Lessee to surrender the Office Space on the date provided herein for the termination of the term of this Lease (or at the time the Lease may be terminated otherwise by Lessor), and the subsequent holding over by Lessee, with or without the consent of Lessor, shall result in the creation of a tenancy at will at double the Rental payable at the time of the date provided herein for the termination of this Lease. This provision does not give Lessee any right to hold over at the expiration of the term of this Lease, and shall not be deemed, the parties agree, to be a renewal of the Lease term, either by operation of law or otherwise.

     27. RENT A SEPARATE COVENANT. Lessee shall not for any reason withhold or reduce Lessee's required payments of rentals and other charges provided in this Lease, it being agreed that the obligations of Lessor hereunder are independent of Lessee's obligations.

     28. JOINT AND SEVERAL LIABILITY. If two or more individuals, corporations, partnerships, or other business associations (or any combination of two or more thereof) shall sign this Lease as Lessee, the liability of each such individual, corporation, partnership or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if the Lessee named in this Lease shall be a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such members shall be joint and several.

     29. ABSENCE OF OPTION. The submission of this Lease for examination does not constitute a reservation of or option for the Office Space, and this Lease becomes effective only upon execution and delivery thereof by Lessor.

     30. CORPORATE TENANCY. If Lessee is a corporation, the undersigned officer of Lessee hereby warrants and certifies to Lessor that Lessee is a corporation in good standing and is authorized to do business in the State of Arkansas. The undersigned officer of Lessee hereby further warrants and certifies to Lessor that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto.

     31. BROKERAGE COMMISSION. Lessee represents that it has dealt directly with Terry Moore & Associates, Inc., as broker in connection with this Lease; and that insofar as Lessee knows, no other broker negotiated or participated in the negotiation of this Lease or submitted or showed the premises or is entitled to any commission in connection therewith.

     32. AMENDMENTS. This lease contains the entire agreement between the parties hereto and may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Lessor unless such waiver be in writing signed by Lessor and addressed to Lessee, nor shall any custom or practice which may grow up between the parties in the administration of the provisions hereof be construed to waive or lessen the right of Lessor to insist upon the performance by Lessee in strict accordance with the terms hereof. The terms, provisions, covenants, and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

     33. SPECIAL STIPULATIONS. The items listed below are to be special terms or conditions for items not covered elsewhere in the Lease.

     34. GOVERNING LAW. This lease shall be governed by and in accordance with the laws of the State of Arkansas.

     35. RECORDATION OF LEASE. This lease shall not be recorded. A short form or memorandum hereof shall be recorded upon request by either Lessor or Lessee, provided, however, that any such short form or memorandum of lease shall not disclose any of the rental terms contained herein.

     36. RENEWAL OPTION. Lessee shall have the option to extend the term of this lease for a term of three (3) years. The first year of this extension shall have an annual rental rate of $91,102.97 payable in equal monthly installments of $7,591.91 and the successive years of this extension period shall be increased annually effective May 1, 1999 and annually thereafter by an amount equal to four (4) percent of the rental in effect for the immediate proceeding year.

     37. NOTIFICATION OF LESSEE'S INTENT TO RENEW LEASE. Notification in writing must be received by the Lessor from the Lessee on or before November 1, 1998 or the renewal option becomes null and void.

     38. PURCHASE OPTION. Provided Lessee purchases building from Lessor, Lessee will have option of canceling this lease upon closing paid purchase from Lessor.

     39. SIGN OPTION. Lessor agrees to permit Lessee to install a sign on building exterior wall provided that Lessor approves of design, quality, location and all other details of sign. Entire expenses regarding the sign will be paid by Lessee. At end of lease, lessee will have sign removed from building and any damage to building will be repaired in a quality manner at Lessee's expense.

     40. RIGHT OF FIRST REFUSAL. Lessee shall have the ongoing Right of First Refusal on any contiguous space for lease on the second and third floors. Lessee shall have the option to exercise this right within ten (10) working days after receipt of notice from the Lessee that it has a prospective tenant for the space. If lessee fails to exercise the right, its Right of First Refusal shall nonetheless continue for any other prospective tenant. If lessee exercises this right, lessee's rent shall be at the same rate offered to the prospective tenant. Any improvement allowance, if any, will be negotiated when lessee exercises this Right of First Refusal.

     IN WITNESS WHEREOF, the undersigned authority has hereunto executed this Lease, on the date first shown above.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:

LESSOR:  EXECUTIVE PARK PARTNERSHIP

         /s/Terry Moore
BY:      TERRY MOORE &ASSOCIATES, INC.,
         MANAGING AGENT

WITNESS: /s/Ben M. Schildkaicht

LESSEE:  PHARMACY ASSOCIATES, INC.

BY:      /s/Tery Baskin

WITNESS: /s/Deborah L. Coyle

                                   EXHIBIT A

                                  EXHIBIT A-1

                                  EXHIBIT A-2

                                    EXHIBIT C

                              RULES AND REGULATIONS

     Rule 1. No sign, picture, advertisement, or notice shall be displayed, inscribed, painted or affixed on any part of the outside or inside of the building project, or on or about the demised premises, except on the glass of the doors and windows of said premises, and on the Directory Board of the building project, and then only of such color, size, style and materials as shall be first specified by LESSOR in writing. No "For Rent" signs shall be displayed by LESSEE, and no showcases, or obstructions, signs, flags, barber poles, statuary, or any advertising device of any kind whatever shall be placed in or in front of the building project or in the passageways, halls, lobbies, or corridors thereof by LESSEE; and LESSOR reserves the right to remove all such showcases, obstructions, signs, flags, barber poles, statuary or advertising devices and all signs other than those provided for, without notice to LESSEE and at LESSEE'S sole expense. Window shades, blinds or curtains of a uniform color and pattern only shall be used throughout the building project to give a uniform color exposure through exterior windows. No awnings shall be placed.

     Rule 2. LESSEE shall not, without LESSOR'S prior written consent, put up or operate any steam engine, boiler, machinery or stove upon or in the demised premises, or carry on any mechanical or manufacturing business thereon or retail sales therefrom, or do any cooking thereon, or use or allow to be, used upon the demised premises oil burning fluids, camphene, kerosene for heating, warming or lighting, or anything for illuminating said premises (other than as provided by LESSOR) or explosives. No article deemed extra hazardous on account of fire shall be brought. into the demised premises.

     Rule 3. No additional locks shall be placed upon any doors of the demised premises. Upon the termination of the lease, LESSEE shall surrender to LESSOR all keys and give LESSOR the explanation of the combination of all locks to safes, safe cabinets or vault doors remaining on or in the demised premises.

     Rule 4. Safes, furniture, boxes or other bulky articles shall be carried up into the demised premises only with written consent of LESSOR first obtained, and then only by means of such elevator, by the stairways, or through the windows of the building project as LESSOR may in writing direct, and at such times and in such manner and by such persons as LESSOR may direct. Any damage done to the building or injury to LESSEE or to other persons taking a safe or other heavy article in or out of the demised premises, shall be the responsibility of LESSEE.

     Rule 5. LESSEE shall be responsible for breakage of any glass or partitions.

     Rule 6. LESSEE shall not allow anything to be placed on the outside window ledges of the demised premises, nor shall anything be thrown by LESSEE or his employees, out of the windows of the building project.

     Rule 7. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed. No sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by LESSEE.

     Rule 8. No bicycle or other vehicles and no bird or animal shall be brought into the offices, halls, corridors, or other parts of the building by LESSEE, his agents, employees or invitees.

     Rule 9. No person shall disturb the occupants of the building project by the playing of any musical instruments, making of unseemly noises, or disturbing by whistling, singing, shouting or playing radios, TV or stereos too loudly.

     Rule 10. The demised premises shall not be used for lodging or sleeping, nor for any immoral or illegal purposes, or for any purpose that will damage the demised premises or injure the reputation of LESSOR or the building project.

     Rule 11. The sidewalks, entrances, corridors, halls, passages, stairways and elevators shall be under the exclusive control of LESSOR and shall not be obstructed, or used by LESSEE for any purpose other than ingress and egress to and from the demised premises.

     Rule 12. Canvassing, soliciting and peddling in the building is prohibited.

     Rule 13. All office and other equipment of any electrical or mechanical or other nature shall be placed by LESSEE in the demised premises in approved settings to absorb or prevent any vibration, noise or annoyance.

     Rule 14. LESSEE shall not do or permit to be done, or bring or keep anything, which shall in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them. LESSEE will abide with the laws relating to fires, or with the regulations of the fire department, or any part thereof, and with any of the rules and ordinances of the board of health. No intoxicating liquor or liquors shall be sold in the building by LESSEE.

     Rule 15. LESSEE shall not employ any persons other than the janitors of or the contract cleaning company contracted by LESSOR (who will be provided with pass-keys into the offices) for the purposes of cleaning or taking care of the demised premises.

     Rule 16. LESSEE shall observe strict care not to leave its windows open when it rains or snows and for any fault or carelessness in any of these respects, LESSEE shall make good any injury sustained by other leesees. LESSEE is responsible for damage to paint, plastering or other parts of the building, resulting from neglect or carelessness. No painting shall be done, nor shall any alterations be made to any part of the building project by painting up or enclosing doors or windows, nor shall there by any nailing, boring or screwing into the woodwork or plastering without the prior written consent of LESSOR. No connection shall be made to the electric wires or gas or electric fixtures without the consent in writing on each occasion by LESSOR or its agent. All glass, locks and trimmings in or upon the doors and windows of the building project shall be kept whole and when any part thereof shall be broken, the same shall immediately be replaced or repaired and put in order under the direction and to the satisfaction of LESSOR or its agents. LESSEE shall not deface the building project or the woodwork or the walls of the demised premises.

     Rule 17. LESSOR in all cases retains the power to prescribe the weight and position in the demised premises of iron safes or other heavy articles. LESSEE must make arrangements with the manager of the building project when the elevator is required for the purpose of the carrying of any freight or furniture.

     Rule 18. If LESSEE requires wiring for a bell or intercom, or installation of any other electrical wiring, such wiring shall be done by an electrician approved by the building manager in writing. No electrician shall be allowed to do work unless by the written permission of LESSOR. If telegraphic or telephonic services are desired, the wiring for same shall be done as directed by an electrician approved by the building manager or by some employee of LESSOR who may be instructed and supervised by the manager of the building. No boring or cutting for wiring shall be done unless approved by LESSOR or its agents.

     Rule 19. LESSOR reserves all vending rights.

     Rule 20. LESSOR shall not be responsible to LESSEE for the non-observance or violation of any of these Rules and Regulations by any other lessees. LESSOR reserves the right to make such other reasonable Rules and Regulations as in his judgement may from time to time be needed for safety, care and cleanliness of the demised premises and the building project, and for the preservation of good order therein. New Rules and Regulations shall be binding upon LESSEE thereto the same as if they had been inserted at the time of execution upon proper notice given.